Vanguard Global Equity Fund

Supplement Dated December 17, 2018, to the Prospectus and Summary Prospectus Dated January 25, 2018

Restructuring of the Investment Advisory Team

The Board of Trustees of Vanguard Global Equity Fund has approved a restructuring of the Fund’s investment advisory team, removing Acadian Asset Management LLC (Acadian) as an investment advisor to the Fund and reallocating the Fund assets managed by Acadian to two existing advisors to the Fund: Baillie Gifford Overseas Ltd. and Marathon Asset Management LLP. All references to Acadian and all other details and descriptions regarding Acadian’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 129 122018

Vanguard Horizon Funds®

Supplement Dated December 17, 2018, to the Statement of Additional Information Dated January 25, 2018

Important Information about Vanguard Global Equity Fund

Restructuring of the Investment Advisory Team

The Board of Trustees of Vanguard Global Equity Fund has approved a restructuring of the Fund’s investment advisory team, removing Acadian Asset Management LLC (Acadian) as an investment advisor to the Fund and reallocating the Fund assets managed by Acadian to two existing advisors to the Fund: Baillie Gifford Overseas Ltd. and Marathon Asset Management LLP. All references to Acadian in the Statement of Additional Information are deleted in their entirety.

The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 069C 122018